Exhibit 10.27

                                      LEASE

                                   FACE PAGE*


  Date of Lease:              October 18, 2004

  Lease Commencement:         December 1, 2004

  Lessor:                     Gasperoni Development

  Lessor's address:           931 Wekiva Springs Road, Longwood Florida 32779

  Lessee:                     TOTAL BEVERAGE NETWORK, INC.

  Lessee's address:           4800 NW 15th Aye, IC Ft Lauderdale, Florida 33309

  Name of Center:             International Warehouse Distribution Complex
                              Unit Number:  1C
                              Address:      4800 NW 15th Avenue
                                            Ft Lauderdale, Florida 33309

                               Approximate Unit Size: 7200  square feet.
                               Leased Premises are 14% of the total rentable square feet of the Center

Name to be used by Lessee:          Beverage Network of South Florida

Lessee's Use:                       beverage distribution

Date of Occupancy:                  tenant in possession under old lease

First Monthly Payment Due:          December 1st 2004

Lease Term:                         1 year

Rent Payment Date:                  1st of each month

Security Deposit:                   none

Last One Month's Rent :             none


Additional Rent:*

1. Common Area and Operation Cost (Includes Parking Lot and Lawn Maintenance):

   Per Sq. Ft.: n/a               Per Month: S               none

2. Real Estate Taxes: Per Sq. Ft. 0.51 Per Month: $306.00
   Based on year 2003 real-estate taxes
   TOTAL PAYMENT PER MONTH: $4,776.36
   Insurance:
   Per Sq. Ft: n/a            Nr Month: S        0.00
   SalesTax:   6%             PerMonth: 5      270.36

Make out & Mail payments to: Gasperoni Development 3.
                             931 Wekiva Springs Road
                             Longwood, Florida 3279

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          The following express stipulations and conditions are made a part of this Lease and are hereby assented to by the Lessee.

          FIRST: ASSIGNMENT SUBLETTING AND ALTERATIONS. The Lessee shall not assign this lease, not sub-let the premises or any part thereof not use the same, or any part thereof nor the permit the same, or any part thereof to be used for any other purpose than as above stipulated in clause Lessees' use Clause, nor make any alternations therein, and all additions thereto without the written consent of the Lessor, and all additions, fixtures or improvements which may be made by Lessee, except movable office furniture, shall become the property of the Lessor and remain upon the premises as part thereof and be surrendered with the premises at the termination of this lease.

          SECOND: LESSEE'S PERSONAL PROPERTY. All personal property placed or moved onto the premises above described shall be at the risk of the Lessee or owner thereof and Lessor shall not be liable for any damage to said person property, or to the Lessee arising from any act of negligence of any co-Lessee or occupants of the building or of any other person whomsoever.

          THIRD: GOVERNMENTAL REGULATIONS. That the Lessee shall promptly execute and comply with all statues, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the Southeastern Underwriters Association for the prevention of fires, at Lessees own cost and expense.

          FOURTH: DESTRUCTION OF PREMISES. In the event the premises shall be destroyed or so damaged or injured by fire or other casualty during the life of this lease, whereby the same shall be rendered un-leasable, then the Lessor shall have the right to render said premises leasable by repairs within ninety days therefrom. If said premises are not rendered Leasable within said time, it shall be optional with either party hereto to cancel this lease and in the event such cancellation the rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing.

          FIFTH: DEFAULT OF LESSEE. The prompt payment of the rent for said premises upon the dates named, and the faithful observance of the rules and regulations printed upon this lease, and which are hereby made a part of this covenant, and which the lease is made and accepted and any failure on the part of the lessee to comply with the terms of said lease, or any of said rules and regulations now in existence, or which may be hereafter prescribed by the Lessor, shall be a default of this Lease.

          SIXTH: LESSOR'S RIGHTS UPON DEFAULT. If the Lessee shall abandon or vacate said premises before the end of the term of this lease, or shall suffer the rent to be in arrears, or be in default of the Lease, the Lessor may at his option. forthwith cancel this Lease or he may enter said premises as the agent of the Lessee, by force or otherwise, without being liable in any way therefor, and relet the premises with or without any furniture that may be therein, as the


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agent of the Lessee, at such a price and upon such terms and for such duration of time as the Lessor ~may determine, and receive the rent therefor, applying the same to the payment of the rent due by these presents, and if the full rental herein provided shall not be realized by Lessor over and above the expenses to Lessor in such reletting, the said Lessee shall pay any deficiency. and if more than the full rental is realized Lessor will pay over to said Lessee the excess of demand.

          SEVENTH: ATTORNEY'S FEES. Lessee agrees to pay the cost of collection and a reasonable attomey's fee on any part of said rental that may be collected by suit or by attorney. after the same is past due or for any other action resulting from Lessees breach of the Lease.

          EIGHTH: Utilities. The Lessee agrees that he will pay all charges tbr all utilities and garbage removal used on Lessee's said premises All garbage and water use (if not metered directly to tenant) shall be prorated and paid quarterly to Landlord. Proration shall be determined by Landlord at Landlord's sole discretion. All boxes must be broken down and placed inside dumpster.

          NINTH: LESSOR'S LIEN. The said Lessee hereby pledges and assigns to the Lessor all the furniture, fixtures. goods and chattels of said Lessee, which shall or may be brought or put on said premises as security for the payment of rent herein reserved, and the Lessee agrees that the said lien may be enforced by distress foreclosure or otherwise at the election of said Lessor, and does hereby agree to pay a reasonable attorney's fee, together with all costs and charges therefore incurred or paid by the Lessor.

          TENTH: RULES AND REGULATIONS Landlord shall have the right, at any time or times hereafter, to adopt. amend, rescind or supplement the following rules and regulations as Landlord deems reasonable necessary for the safety and good order of the premises. Landlord shall give written notice to the Tenant of changes made to the rules and regulations.

          (a) All loading and unloading of goods shall be done only at such times, in the areas. and through the entrances, designated by Landlord.

          (b) Delivery or shipping of merchandise, supplies and fixtures to and from the leased premises shall be subject to such rules and regulations as in the judgment of Landlord are necessary for the proper operation of the leased premises.

          (c) All garbage and refuse shall be kept in a container no less than a minimum 5 yard capacity specified by Landlord and shall be placed outside of the premises prepared for collection in the manner and at the times and places specified by Landlord. If Landlord shall provide or designate a service for picking up refuse and garbage, Tenant shall use same at Tenant's cost. The outside areas immediately adjoining the premises shall be kept clean and free from dirt and rubbish by the Tenant to the satisfaction of the Landlord, and Tenant shall not place any obstruction or merchandise in such areas nor use any of the common areas adjacent to the premises for outside storage at any time.

          (d) No loud speakers, television, phonographs, radios, musical instruments shall be used in a manner so as to disturb the occupants of the building or be heard or seen outside of the premises without the prior written consent of the Landlord.

          (e) No aerial or antenna of any kind shall be erected on the roof or exterior walls of the premises. or on the grounds without, in each instance, the express written consent of the Landlord. Any aerial or antenna so installed without such written consent shall be subject to removal without notice at any time.

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

          (f) The plumbing facilities shall not be used for any other purpose than that for which they are constructed. No foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage. or damage resulting from a violation of this provision shall be borne by Tenant, who shall, or whose employees. agents or invitees shall have caused it.

          (g) Tenants shall not burn any trash or garbage of any kind in or about the leased premises.

          (h) Tenant shall use, at Tenant's cost, such pest extermination contractor as Landlord may direct and at such intervals as Landlord may require.

          (i) No portion of the premises may be used as sleeping or lodging quarters by any person at any time.

          (j) No birds, animals or any other pets shall be brought into or kept in or about the premises or building

          (k) The washing of vehicles and machinery shall be expressly prohibited within the confines of the property

          (1) Any vehicle(s) left in the parking area for five (5) days will be considered abandoned and towed at the Owner's expense.

          (m) Landlord will not be responsible for any of the Tenant's lost or stolen personal property from Tenant's space or public areas regardless of the cause or time when such loss occurred.

          (n) lenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the premises without Landlord's prior written consent, which consent may be withheld at Landlord's absolute discretion. The use of oil, gas or flammable liquids for heating, lighting or any other purposes expressly prohibited. Explosives or other articles deemed hazardous shall not be brought into the building.

          (o) Tenant agrees that, by the execution of this Lease to accept, agree and bide by the building rules and regulations or any reasonable modifications or additions thereto during the term of this lease.

          (p) Parking by the Tenant or their employees in front of their leased property or any other tenant's leased premises is strictly prohibited. This action is a violation of your lease and subject to vehicle being toed away at owner's expense.

          (q) Tenant must obtain occupational license before occupancy and correct at any defects to the premises at tenants expense in order to obtain the occupational license.

          ELEVENTH: ACCESS BY LESSOR. The Lessor, or any of his agents shall have the right to enter said premises during all reasonable hours, to examine the same and make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or of said building. or to exhibit said premises, and to put or keep upon the doors or windows thereof a notice "For Rent" at any time within thirty (30) days before the expiration of this Lease. The right of entry shall likewise exist for the purpose of removing place cards, signs, fixtures, alterations, or additions, which do not conform to this Agreement, or to the rules and regulations of the building.

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

          TWELFTH: MAINTENANCE OF PREMISES. Lessee hereby accepts the premises in the condition they are in the beginning of this Lease and agrees to maintain said premises in the same condition, order and repair as they are at the commencement of said term, excepting only reasonable wear and tear arising from the use thereof under this Agreement, and to make good to said Lessor immediately upon demand, any damage to water apparatus, or electric lights or any fixture, appliances or appurtenances of said premises, or of the building, caused by any act of neglect of Lessee, or of any person or persons in the employ or under the control of the Lessee. Lessee, at its expense, agrees to maintain, repair and replace the air conditioning and heating units including changing filters and cleaning drain lines periodically of said units. Evidence must be shown of an annual maintenance contract for all air conditioning and heating units in the unit occupied by the Lessee and a copy must be mailed to lessor no later than thirty (30) days after occupancy. Defects to units must be noted by the air-conditioning company at the time of the initial inspection and service. Lessee agrees to engage and pay for its own janitorial services in the leased portion occupied by the Tenant. Tenant accepts premises on as ~as is basis."

          THIRTEENTH: NON-LIABILITY OF LESSOR. It is expressly agreed and understood by and between the parties to this Agreement, that the Lessor shall not be liable for any damage or injury which may be sustained by the said Lessee or other persons resulting from the carelessness, negligence, or improper conduct on the part of the Lessee, any other Lessee or their agents, or their employees.

          FOURTEENTH: Notice. It is understood and agreed between the parties hereto that written notice mailed or delivered to the premises leased hereunder shall constitute sufficient notice to the Lessee and written notice mailed or delivered to the office of the Lessor shall constitute sufficient notice to the Lessor, to comply with the terms of this Contract.

          FIFTEENTH: NON-FORFEITURE OF LESSOR'S RIGHTS. The rights of the Lessor under the foregoing shall be cumulative and failure on the part of the Lessor to exercise promptly any rights given hereunder shall not operate to forfeit any of said rights.

          SIXTEENTH: ADDITIONAL RENT. It is further understood and agreed between the parties hereto that any charges against the Lessee by the Lessor for services or work done on the premises by order of the Lessee or to otherwise accruing under this contract shall be considered as additional rent due and shall be included in any lien r rent due and unpaid.

          SEVENTEENTH: PRO RATA SHARE OF PROLECT COMMON AREA EXPENSES. In each Lease Year or Partial Lease Year, as defined herein. Tenant will pay to Landlord, in addition to the Base Rent specified above, as further additional rent, "Tenant's proportionate share" of "Project Common Area Operating Expenses."

1. "Tenant's proportionate share" shall mean a proportion of the Project Common Area Operating Expenses, calculated by multiplying the total Project Common Area Operating Expenses by a fraction, the numerator of which shall be the aggregate number of square feet contained in the Leased Premises and the denominator of which shall be the aggregate number of square feet of leasable building space in the Project. which percentage share hereby a~eed to be as stated on page one (1) of the lease.

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

2. "Project Common Area Operating Expenses" as used herein means the total cost and expense incurred in operating, and repairing the Project buildings and improvements and common facilities, (including insurance, security services, and real estate taxes) hereinafter defined excluding only items of expense commonly known and designated as debt service. Project Common Area Operating Expenses shall specifically include, with limitation:

     a. gardening, landscaping and irrigation, repairs, painting;

     b. management fees;

     c. sanitary control, removal of trash, rubbish, garbage, and other refuse from the Common Areas but not from any leased premises;

     d. depreciation on machinery and equipment;

     e. the cost of maintenance and support personnel, including but not limited to payroll and applicable payroll taxes, worker's compensation insurance and fringe benefits;

     f. utility charges for the common areas;

     g. water and sanitary sewer charged not billed directly to tenants;

     h. Association fees or dues: and

     i. Any and all other charges. costs or expenses which may be associated with Landlord's operation of the project.

     j. Security Services: Landlord, in its sole discretion, determination and option may. but is not required to enter into a contract or contracts or otherwise provide or make arrangement for the providing of guard, patrol and/or security which may include security guards and/or electronic devices and/or a guard gate and/or gate house. Tenant shall pay its proportionate share for the expense of the services as they presently exist or as changed, modified, added to or deleted from time to time. Landlord shall in no way be responsible for the performance or non-performance of the obligations of guard/patrol/security personnel or service, including but not limited to negligent or intentional acts, and Tenant hereby releases Landlord from any claims of any nature whatsoever in connection therewith.

3. "Common Facilities" means all areas, space, equipment and special services provided by Landlord for the common or joint use and benefit of the occupants or operations of the Project. their employees, agents, servants, customers and other invitees, including without limitation, parking areas, access roads, driveways, retaining walls, landscaped areas, pedestrian malls, courts, stairs, ramps, and sidewalks, public restrooms, washrooms, community hall or auditorium (if any) and signs, wherever located, identifying the Project, and providing instructions thereto.


4. Landlord may estimate the Project Common Area Operating Expenses referred to in this Section 2.04 and Fenant shall pay one-twelfth (1/12) of said estimated amount monthly in advance, together with the next due payment of base Rent. After the end of each Lease Year or Partial Lease Year, Landlord shall t'urnish Tenant a statement of' the actual Project Common Area Operating Expenses. Within thirty (30) days after receipt by Tenant of'


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     said statement, Tenant shall have the right in person to inspect Landlord's books and records as pertain to said Project Common Area Operating
     Expenses, at Landlord's office, during normal business hours, upon four days prior written notice. The statement shall become final and conclusive between the parties unless Landlord receives written detailed objections with respect thereto within said thirty (30) day period. Any balance shown to be due pursuant to said statement shall be paid by Tenant to Landlord with thirty (30) days following Tenant's receipt thereof and any overpayment shall be immediately credited against Tenant's obligation to pay Additional Rent in connection with anticipated Project Common Area Operating Expenses for the next year, or, if by reason of any termination of this Lease no such future obligation exists, refunded to Tenant.
     Anything herein to the contrary notwithstanding. Tenant shall not delay or withhold payment of any balance shown to be due pursuant to a statement rendered by Landlord to Tenant because of any objection which Tenant may raise with respect thereto and Landlord shall immediately credit or refund any overpayment found to be owing to Tenant as aforesaid upon the resolution of said objection.

         EIGHTEENTH: Signs. It is hereby understood and agreed that any signs or advertising to be used, including awnings, in connection with the premise leased hereunder shall first be submitted to the Lessor for approval before installation of same and approved by the local municipality ordinance.

         NINETEENTH: Security DEPOSIT. Prior to Landlord's execution of this Lease, Tenant shall deposit with the Landlord the sum indicated, and if by check. is subject to collection. Said deposit shall be held by Landlord, without liability for interest, and may be commingled with other funds of Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease by Tenant to be kept and performed during the term thereof.

The security deposit shall be returned to Lessee upon Lessee's vacating the premises at the end of this Lease and returning the premises to Lessor in same condition in which Lessee received it. ordinary wear and tear excepted. The security deposit shall be forfeited to cover costs incurred in restoring the premises to their condition at the commencement of Lease, if the Lessee shall fail to do so and or to cover costs, losses, damages or expenses incurred due to Lessee's failure to perform under an~ of the terms and conditions of this Lease. However, such forfeiture shall not be in lieu of any other remedy or action of Lessor at law or otherwise. and all such remedies. shall be in addition to any that may exercised concurrent with any forfeiture of deposit hereunder. Lessee shall not withhold payment of any rent which is due and payable for the purpose of applying the security deposit to any rental which is not timely paid.

         TWENTIETH: LESSEE'S INSURANCE. The Lessee shall secure and maintain for the entire term of this Lease, at Lessee's expense. effective as of the commencement date of this Lease, public liability (property and bodily damage) insurance under a policy or policies written b~ a company or companies acceptable to Lessor. with a "Best" rating of at least A or better. and which shall name Lessor as an additional insured and in the limits of not less than $300,000.00 to cover the claim of which may arise from a single occurrence. A copy of the insurance certificate evidencing the payment of the premium in advance for one (1) year and the coverage's shall be delivered to Lessor prior to the date of the commencement of this Lease.

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          TWENTY FIRST: REAL ESTATE TAXES. Tenant shall pay that portion of all real property taxes which may be levied or assessed by any lawful authority against the land and improvement in the building which is equal to the product obtained by multiplying such taxes by a fraction, the numerator of which shall be the square floor area of the leased premises and the denominator of which shall be the square foot area of the entire building. The taxes shall be collectible by lessor from Lessee as follows: - payable monhly as indicated on Face Page A tax bill submitted by lessor to Tenant shall be sufficient evidence of the amount of taxes assessed or levied against the parcel of real property in which sum bill relates. Real estate taxes may vary year to year depending on the decrease or increase yearly. If there is a proposed real estate tax increase, Landlord has the option to attempt to reduce such increase by employing a tax reduction company.

          TWENTY-SECOND: TIME AND PLACE OF PAYMENT. Tenant will promptly pay all rental and other charges and render all statements herein prescribed at the office of Landlord, or to such other person or corporation, and at such other place, as shall be designated by landlord in writing at least ten (10) days prior to the next ensuing rental payment date Any rental payment not received by Landlord on its due date shall incur a "late charge" equal to ten percent of such payment to compensate Landlord for its administrative expenses in connection with such late payment. When rental payments are delivered by Tenant through the mails, Tenant shall mail such payment sufficiently in advance so that the landlord will receive the payments on or before the first day of the calendar month or on or before the due date in the event the due date is other than the first day of the calendar month. If Landlord shall pay any moneys. or incur any expenses in correction of' any violation of any covenant or of any other obligation of Tenant herein set forth or implied here from the amounts paid or incurred shall. at Landlord's option and on notice to Tenant, be considered additional rentals payable by tenant, with the first installment of rental thereafter to become due and payable, and may be collected or enforced as by law provided in respect to rentals.

         TWENTY-THREE: LATE CHARGE. Tenant agrees to pay a late charge often percent (10%) of each payment of rent, additional rent or other charges or sums specified in this Lease, or any portion thereof due and unpaid more than five
(5) days from and after the due date thereof, to cover the extra cost and expense to Landlord occasioned by tenant's failure to timely pay such sums. In addition, Lessor may charge a Twenty-five and no/l00 ($25.00) fee for any check it must redeposit because of insufficient funds.

         TWENTY-FOUR: In the event that the lease shall not be in default in the performance of any term or condition of this lease, then upon expiration of the lease term, Tenant shall have the option to renew the lease for an additional term of none years. During such renewal period, all the terms and conditions of this lease shall remain in effect including the rent payable hereunder, except that the rent payable hereunder shall be whatever rent is being paid during the last year of the original lease term plus the none percent ( 0%) annual increase.

This option may be exercised by the Tenant at any time prior to this date which shall be three months from the expiration of the original term of the lease The option shall be exercised by delivering, or mailing, postage prepaid, certitied mail, notice to Lessor stating that the Tenant is exercising his option to renew. Such exercise of the option shall automatically extend the term of the lease upon the terms and conditions herein set forth, and no further writing need be executed by the tenant or the Lessor Once exercised the tenant shall not have the right to revoke his election to exercise this option In the event that the option is not exercised as provided for, then the option shall expire and the Tenant shall not have the right to renew the lease.

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          TWENTY-FIVE: In addition to any other remedies Lessor may have under this lease or under the prevailing law in the event of a default. Lessor may recover from Tenant all damages it may incur by reason of such breach of lease including the cost of recovering the leased premises, reasonable attorney's fees and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this lease for the remainder of the stated term over the then reasonable rental value of the leased premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Lessor.

          TWENTY-SIX: BROKERAGE. Tenant represents and warrants to Landlord that it has not engaged any Broker. finder, other person or entity other than none who would be entitled to any commission or fee with respect to a negotiation. execution or delivery of this Lease and shall indemnify and hold harmless Landlord against any loss. costs, liability or expense incurred by Landlord as a result of any claim asserted by such Broker, finder, other person or entity on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant. Tenant further agrees that in the event negotiations are necessary between Tenant and Landlord with regard to any renewals, options or expansions whether contained in this Lease or not, these negotiations will be held directly between Tenant and Landlord without any obligation to outside brokerage companies. Should Tenant desire the services of an outside brokerage Company, any expense incurred for these brokerage services will be for the Tenants account.

         TWENTY-SEVEN: HAZARDOUS WASTE. T'he l'enant herein shall throughout the term of this Lease, as its sole expense. promptly comply with all present and future laws and regulations of all federal. state, and municipal governments, courts, commissions. departments, boards and officers, and all orders and regulations of any other body exercising similar functions, foreseen or unforeseen, ordinary as well as extraordinary, with any direction of any public officer, pursuant to law, which shall impose any duly upon the Landlord or the Tenant with respect to the management of' hazardous waste on the subject leased property. Tenant at its sole expense. shall obtain all licenses or permits which may be required by the atbrereferenced federal, state and/or municipal authority, the establishment creation and operation of' the business involving directly or indirectly, creation, use or disposal of hazardous waste as defined in Florida Statue 403.703. To the extent required by law with particular reference to Florida State 403 "Environmental Control" the Tenant herein convenants to defend and to otherwise indemnify and hold Landlord harmless from any damage. costs or charges associated with or otherwise resulting from its business operation either directly, indirectly or as a by-product of same. Tenant covenants to obtain insurance covering the subject hazardous materials in any amount previously set forth in this Lease Agreement and where permitted. shall name the Landlord herein as a direct beneficiary thereof. Tenant further agrees to indemnity Landlord against all liabilities, damages and other expenses. Including reasonable attorney's fees which may be imposed upon, incurred by or asserted against the Landlord by reason of the Tenant's business operations involving, directly or indirectly the creation, use or disposal of hazardous waste as defined in Florida Statute 403.703. and by reason of any of the following occurring during the term of this Lease:


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

          (a) Any use whether proper or improper by Tenant of the Leased
Property;

          (b) Any negligence on the part of a Tenant of its employees, agents, contractors, sub contractors, licensees or invitees.

          (c) Any personal injury or property damage occurring on or about the leased premises as a result of the aforesaid Tenants failure and/or violations of Florida State 403 et seq. entitled "Environmental Control as Reference to the Use, Transport, Storage, or Disposal of Waste Materials."

          TWENTY-EIGHT: SPECIAL CONDITIONS AS TO HAZARDOUS WASTE. Landlord hereby notifies Tenant as to the special leasehold terms and provision set forth hereinbelow of which Tenant acknowledges having been so notified and informed, and to which Tenant further convenants and agrees to be legally bound, and as further evidenced by Tenants execution of the subject lease agreement.

          (a) It is mandatory that all areas within buildings and loading/unloading areas where hazardous materials or hazardous wastes (ignitable, corrosive, toxic. or reactive) or to be used, handled, generated, or stored, are to be constructed with impervious floors, without drains, to insure containment and facilitate clean up of any spill or leakage. It is specifically the responsibility and obligation of the Tenant to notify Landlord of Tenant's business operations involving, directly or indirectly. use existence, and otherwise presence of hazardous materials or hazardous waste: and to further submit to Landlord plans and specifications for the construction of the aforesaid impervious floors. Upon such approval. Landlord at its sole discretion, shall make said improvements or shall authorize the Tenant to contract for and otherwise make the aforesaid improvements. Tenant shall be solely responsible for all costs of construction and other relates costs therein. Tenant covenants to defend and further agrees to indemnify and hold harmless Landlord against all liabilities, damages and other expenses, including reasonable attorney's fees which may be imposed upon, or incurred by, or asserted against the Landlord by reason of the aforesaid construction of improvements as set forth hereinabove.

          (b) Tenant is prohibited from storage of hazardous materials or hazardous vvaste outside of the subject leased premises and buildings.

          (c) Tenant is specifically required to have in its possession at the leased premises a hazardous waste generator or generators which use, handle, store, or display hazardous materials and/or generate hazardous waste. Tenant is required to contract with a licensed public or private hazardous waste disposal service or processing facility and to annually provide to the County in which the leased premises are situated, and maintain on tile for a period of at least five (5) years, copies of the following documentation's of proper hazardous waste disposal:

              i.   A hazardous waste manifest;

              ii. A bill of lading from a transporter indicating shipment to a permitted hazardous waste management facility: or

              iii. A confirmation of receipt of materials from a Florida
                   DEA-approved recycler or waste exchange operation.

          (d) Tenants are hereby notified of the civil and criminal penalties and fines set forth in Florida Statute 403.727 referencing the improper disposal of hazardous waste. Tenant as a hazardous waste generator, transporter. or facility owner or operator ts placed upon notice of the mandatory reporting and inspection requirements of said act.

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          (e) Tenant is prohibited from the generation of hazardous effluents unless adequate pretreatment facilities are approved by FDER and the count in which the subject leased premises are situated, constructed and used by and generating such effluents.

          (f) Tenant is prohibited from disposing any hazardous sludge materials generated by effluents pretreatment in a manner not specifically approved by EPA (and FDER).

          (g) Tenant must allow reasonable access to facilities for monitoring by applicable county governments as well as EPA and FDER for purposes of assuring compliance with Florida Statue 403 ET seq. entitled "Environmental Control as Reference to the Use, Transport, Storage and Disposal of Waste materials".

          TWENTY-NINE: MECHANIC'S LIENS. Notice is hereby give that Landlord shall not be liable tbr any work, labor, or materials furnished or to be furnished upon credit to or for Tenant or anyone claiming under Tenant, and that no mechanic's or other lien for any such work, labor, or materials shall attach to or affect the title or interest of Landlord in and to the premises. Tenant shall not do or suffer anything to be done whereby the premises may be encumbered by any mechanic's liens. If any mechanic's lien or notice of claim thereof is filed against the premises with respect work, labor or materials furnished or to be furnished to Tenant or anyone claiming under Tenant. Tenant shall, within thirty (30) days from the date of tiling, cause the same to be withdrawn, discharged, released, satisfied or removed by deposit, bonding proceedings or otherwise. If Tenant fails to do so. Landlord may do so, and may pay any judgment recovered by any such lienor. Tenant shall immediately reimburse Landlord for all amounts paid (including but not limited to necessary and incidental expenses and attorney's fees) pursuant to this paragraph. which amount shall be additional rent and immediately due.

          THIRTY: ESTOPPEL CERTIFICATE. Within ten (10) days after request by Landlord, or in the event that upon any sale, assignment or hypothecation of the leased premises and/or the land thereunder by Landlord, an Estoppel Certificate shall be required from the Tenant, the Tenant agrees to deliver, in recordable form, an Estoppel Certificate to any proposed Mortgagee or Purchaser or to the Owner certifying (if such be the case) that this Lease is in full force and effect and that there are no defenses or offsets thereon or stating those claimed by the Tenant.

          THIRTY-ONE: CONDEMNATION. If the premises shall be taken by or pursuant to government authority or through exercise of powers of eminent domain, either totally or such part as renders the remainder inadequate and unsuitable for the purpose described herein, this Lease shall terminate as of the date of taking, and tenant shall have no claim against Landlord for the value of' any unexpired term. If only part of the premises is so taken and the remainder is adequate and suitable by reasonable expenditure, this Lease shall continue in force except that the rent shall he reduced to reflect any loss in floor space. In such event, Landlord shall bear the reasonable expense of restoration necessary to make the premises adequate and suitable. but Landlord shall not he obligated to expend more than the amount actually received by


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Landlord as compensation, damages. or awards for the taking. Landlord shall be entitled to receive all compensation damages or awards for the taking. except that Tenant may receive such amount as may be awarded or payable for the taking of Tenant's equipment and for Tenant's business damages, and except that any compensation or awards for the taking of a fixture installed by Tenant at Tenant's expense, which constitutes an improvement to the real estate, shall be prorated between Landlord and Tenant, so the Tenant receives the percentage that the remaining portion of the Lease term bears to the remaining useful life of the fixture. If the fixture is to be restored, as provided above, both Landlord's and Tenant's shares shall be applied to the cost thereof'.

         THIRTY-TWO: DEFAULT BY TENANT. If Tenant shall be in default in the payment of any rental or other charges hereunder, or in the observance of any of the covenants on his part to be performed hereunder, and if Landlord shall thereafter cancel and terminate this Lease, then and in that event Landlord may, at his option, enter said premises as an agent of Tenant, without being liable in any way therefore, and re-let the premises with or without any equipment, tools and furnishing that may be located thereon at such price and upon such terms and for such duration of time that Landlord may determine, and Landlord may receive the rent therefore and apply the same to the payment of the rent due from Tenant by these presents. and if the full rental herein provided for shall not be realized by Landlord over and above the expenses to Landlord, including attorney's fees, in such re-letting, Tenant shall pay any deficiency to Landlord.

         THIRTY-THREE: BANKRUPTCY OR INSOLVENCY. If Tenant shall become insolvent, or shall be adjudicated as bankrupt. or shall file a voluntary petition in bankruptcy or for reorganization, or if a receiver is appointed for Tenant and the appointment is not vacated within sixty (60) days from appointment, Landlord may terminate this Lease without penalty. but such termination shall not release or discharge Tenant or anyone claiming under Tenant from any obligation or liability to Landlord hereunder, including the obligation to pay rent as it accrues under this Lease. Upon default by Tenant as provided herein, Landlord shall, subject to Florida law, have the right and remedy to re-enter the premises and remove all persons therefrom and Landlord may, at its option, lease the premises or any part thereof for the balance of the Lease term as agent for Tenant and receive rents therefore and apply the same first to the payment of the expenses of reasonable redecorating and making necessary repairs to the premises. attorney's fees, broker's commission, advertising and all other reasonable expenses of Landlord in reentering the premises for the account of Tenant as hereinabove provided. Landlord shall have the right to declare all monthly installments of rental for the balance of the Lease term to be immediately due and payable to proceed to obtain a Judgment therefore against Tenant. Thereafter, all sums collected from the re-letting of the premises, less costs incurred in connection therewith, shall be applied on said Judgment. provided, however, any excess sums collected by the Landlord shall accrue to the Landlord. Further, in the event of default by Tenant. the Landlord shall have the right to a Landlord's lien on Tenant's property without in any way affecting Landlord's right to accelerate the balance of rental due and to bring an action to recover the same.

          THIRTY-FOUR: HOLDOVER BY TENANT. Notwithstanding any provision to the contrary stated in the foregoing, the Landlord herein specifically reserves his right to demand double the rent as set forth in Florida Statues 83.06 concerning the right to demand double rent upon refusal to deliver possession. In addition thereto, Tenant shall defend, hold harmless and indemnify Landlord against loss or liability resulting from the delay by Tenant in surrendering the premises including, without limitation, any claims made by any succeeding occupancy result from such delay.

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         THIRTY-FIVE: SUBORDINATION OF MORTGAGE. Tenant agrees that this Lease is and shall remain subordinate to any mortgage or blanket mortgage placed at any time upon the building, and Tenant agrees TO execute any and all subordination agreements requested by the holder of any such mortgage, and Tenant's failure to execute any such agreement shall constitute a default under this Lease.

         THIRTY-SIX: Tenant accepts premises on an "as is" basis and must notify' landlord of any changes to the building that are performed by the tenant and changes must be approved in writing by the landlord. Tenant responsibilities are to replace and repair all light bulbs and light fixtures, correct any drainage problems in bathrooms and repair any broken fixtures.

         IN WITNESS WHEREOF, THE parties hereto have hereunto executed this instrument for the purpose herein expressed, the day and year above written.

WITNESSES:                                 LESSOR: GASPERONI DEVELOPMENT

                                           EMIL GASPERONI, SR.

AS TO LESSOR                               DATE: 11-3-04

                                           LESSEE: TOTAL BEVERAGE NETWORK, INC.
                                                   BARRY WILLSON
                                                   BARRY WILLSON
                                                   VICE CHAIRMAN
AS TO LESSE                                        DATE 11-1-04


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